UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2013

CNL Healthcare Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54685	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

CNL Healthcare Trust, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

Knoxville Medical Office Properties

On July 10, 2013, pursuant to the terms and conditions of that certain Agreement of Sale and Purchase dated April 3, 2013, we, through CHP Partners L.P., our operating partnership, completed the acquisition of four medical office properties (the “Knoxville Medical Office Properties”) from affiliates of N.T. Brinkman, Inc. (“N.T. Brinkman”); Jefferson Equity Partners, LLC (“JEP”), Oak Hill Partners, LLC (“OHP”), Knoxville Equity Partners, LLC (“KEP”) and Emory Development Partners, LLC (“EDP”), each a Tennessee limited liability company (collectively, the “Knoxville Medical Office Sellers”). The aggregate purchase price for the Knoxville Medical Office Properties was approximately $57.3 million, excluding closing costs (the “Knoxville Medical Office Properties Purchase Price”).

The Knoxville Medical Office Properties are part of the Tennova Healthcare System, a subsidiary of Health Management Associates (“HMA”), and consist of: (i) JEP’s interests in 15 condominium units in a medical office building known as Jefferson Medical Commons and located in Jefferson City, Tennessee, together with JEP’s interests as landlord in the leases of such units provided that four of the 15 condominium units acquired (the “Condo Group Two Units”) will not be included as collateral in the Knoxville Medical Office Loan described below, and the approximately $3.2 million in loan proceeds allocated thereto will not be funded until Regions Bank receives a satisfactory appraisal of Condo Group Two Units; (ii) OHP’s interest in a medical office facility known as the Physicians Regional Medical Center Central Wing Annex and located in Knoxville, Tennessee, together with OHP’s interest in an air rights lease for the lease of the air parcel in which such facility is located and OHP’s interests as landlord in related leases of such facility; (iii) KEP’s interest in a medical office building known as Physicians Plaza A at North Knoxville Medical Commons, located in Powell, Tennessee, together with KEP’s leasehold interest in a related ground lease for the parcel on which such building is located and KEP’s interests as landlord in related leases of such building; and (iv) EDP’s interest in a medical office building known as Physicians Plaza B at North Knoxville Medical Center, located in Powell, Tennessee, together with EDP’s leasehold interest in a related ground lease for the parcel upon which such building is located and EDP’s interests as landlord in related leases of such building.

The following table lists each of the Knoxville Medical Office Properties, its location, rentable square footage, occupancy rates as of July 10, 2013, dates of construction and building age:

Knoxville Medical Office Properties	Location	Capacity (Rentable Square Feet)	Occupancy % as of 7/10/2013	Year Built	Building Age
Physicians Plaza A at North Knoxville Medical Center	Powell, TN	67,410	100%	2005	8 years
Physicians Plaza B at North Knoxville Medical Center	Powell, TN	75,109	100%	2008	5 years
Physicians Regional Medical Center - Central Wing Annex	Knoxville, TN	24,650	100%	2004	9 years
Jefferson Medical Commons	Jefferson City, TN	48,478	100%	2001	12 years

		215,647	100%	—	7.5 years (avg.)-

Effective as of the closing date of the acquisitions, each of the four Knoxville Medical Office Properties is managed by Healthcare Equity Partners, LLC (“HEP”) under long-term management agreements having an initial term of five years, with automatic renewals of one year thereafter unless terminated by either party. HEP is paid a management fee equal to 5% of the gross monthly rents generated from each of the Knoxville Medical Office Properties. HEP is an affiliate of N.T. Brinkman, Inc., a Virginia-based firm that has been wholly dedicated to the planning, development, funding, managing and operating of healthcare facilities since 1981. Also on July 10, 2013, we entered into a Right of First Offer Agreement with N.T. Brinkman pursuant to which N.T. Brinkman granted us for three years from the closing the acquisitions the right of first offer/opportunity to purchase any medical office building developed by N.T. Brinkman or any of its affiliates within a one mile radius of any of the Knoxville Medical Office Properties. In addition, on the same date, we entered into a Non-Solicitation Agreement with N.T.

Brinkman pursuant to which N.T. Brinkman has agreed not to solicit or recruit tenants of the Knoxville Medical Office Properties to be tenants of any property owned or operated by any of the Knoxville Medical Office Sellers or their affiliates until the earlier of (a) the expiration of five years from the closing of the acquisitions; or (b) as to tenants of any property (i) our sale of such property; or (ii) the termination of HEP as a property manager.

The Knoxville Medical Office Properties are leased under long-term lease agreements to healthcare service providers. HMA a large, for-profit hospital system based in Florida which owns 70 hospital campuses and several hundred acute care facilities across the United States, leases 100% of the Physician’s Regional Medical Center – Central Wing Annex and more than 10% of the space at Physicians Plaza B at North Knoxville Medical Center. Each of Knoxville Orthopedic Clinic, Premier Surgical Associates and Tennessee Urology Associates lease more than 10% of the space at Physicians Plaza A at North Knoxville Medical Center. Each of the HMA and Tennessee Valley Primary Care lease more than 10% of the space at Jefferson Medical Commons.

We paid our advisor, CNL Healthcare Corp., an aggregate investment services fee of approximately $1.1 million in connection with the acquisition of the Knoxville Medical Office Properties, which is equal to 1.85% of the Knoxville Medical Office Properties Purchase Price.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Knoxville Medical Office Properties

On July 10, 2013, we, through our subsidiaries, CHP Knoxville Plaza A MOB Owner, LLC, CHP Knoxville Plaza B MOB Owner, LLC, CHP Central Wing Annex MOB Owner, LLC, and CHP Jefferson Commons Condo MOB Owner, LLC (the “Knoxville Medical Office Borrowers”) entered into a Credit Agreement with Regions Banks (the “Regions Bank Knoxville Medical Office Credit Agreement”) providing for a five-year credit facility in the maximum aggregate principal amount of approximately $38.6 million of which approximately $35.4 million was funded in connection with the acquisition of the Knoxville Medical Office Properties (other than the Condo Group Two Units). Approximately $3.2 million (the “Condo Group Two Advance”) will be funded upon Regions Bank’s receipt of a satisfactory appraisal of the Group Two Condo Units and Knoxville Medical Office Borrowers satisfaction of certain other conditions required by the Regions Bank Knoxville Medical Office Credit Agreement, including a loan to value ratio of not more than 67% taking the Group Two Condo Units into account (the “Knoxville Medical Office Loan”).

The Knoxville Medical Office Loan bears interest at a rate equal to the sum of (i) LIBOR and (ii) 2.5% per annum, payable monthly, and matures on July 10, 2018 (the “Maturity Date”). From July 10, 2013 through January 9, 2015 (the “Interest Only Period”), all accrued and unpaid interest on the outstanding amount of the Knoxville Medical Office Loan is due and payable on (i) August 15, 2013, (ii) on each successive payment due date thereafter during the Interest-Only Period, and (iii) on the last day of the Interest-Only Period. On the first payment due date immediately following the Interest Only Period and on each payment due date thereafter through the Maturity Date (the “Term Period”), the Knoxville Medical Office Borrowers will pay to Regions Bank (1) all accrued and unpaid interest on the outstanding principal balance of the note, and (2) a principal payment equal to the product of (i) a fraction, the numerator of which is one, and the denominator of which is the number of months during the Term Period, times (ii) the total principal payments that would be made over such number of months, based on the monthly amortization of principal and interest on a hypothetical loan where (x) the principal indebtedness being amortized is equal to the principal indebtedness owing under the loan as of the first day of the Term Period, (y) the interest rate during the amortization period is equal to 5% per annum, and (z) the amortization period is three hundred sixty (360) months.

The Regions Bank Knoxville Medical Office Credit Agreement contains affirmative, negative and financial covenants customary for the type of credit facility, including limitations on incurrence of additional indebtedness and debt service coverage requirements. The Regions Bank Knoxville Medical Office Credit Agreement is collateralized by a leasehold deed of trust mortgage on all fixtures on the real estate of the Knoxville Medical Office Properties, the assignment of all leases and rents due from the Knoxville Medical Office Properties and the assignment of our rights under the Knoxville Medical Office Properties management agreements.

We are required to pay Regions Bank a commitment fee of approximately $193,045 which equals approximately 0.5% of the Knoxville Medical Office Loan. Approximately $176,795 of the commitment fee was paid on July 10, 2013 with the initial funding, with the remaining approximately $16,250 payable upon the funding of the Condo Group Two Advance.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Agreement of Sale and Purchase dated April 3, 2013, by and between Jefferson Equity Partners, LLC, Oak Hill Partners, LLC, Knoxville Equity Partners, LLC, Emory Development Partners, LLC and CHP Partners, LP (Previously filed as Exhibit 10.83 to Post-Effective Amendment No. 5 to Form S-11 (File No. 333-168120) filed April 4, 2013 and incorporated herein by reference.)

10.2	First Amendment to Agreement of Sale and Purchase dated April 30, 2013, by and between Jefferson Equity Partners, LLC, Oak Hill Partners, LLC, Knoxville Equity Partners, LLC, Emory Development Partners, LLC and CHP Partners, LP (Filed herewith.)

10.3	Second Amendment to Agreement of Sale and Purchase dated May 10, 2013, by and between Jefferson Equity Partners, LLC, Oak Hill Partners, LLC, Knoxville Equity Partners, LLC, Emory Development Partners, LLC and CHP Partners, LP (Filed herewith.)

10.4	Third Amendment to Agreement of Sale and Purchase dated May 13, 2013, by and between Jefferson Equity Partners, LLC, Oak Hill Partners, LLC, Knoxville Equity Partners, LLC, Emory Development Partners, LLC and CHP Partners, LP (Filed herewith.)

10.5	Fourth Amendment to Agreement of Sale and Purchase dated May 15, 2013, by and between Jefferson Equity Partners, LLC, Oak Hill Partners, LLC, Knoxville Equity Partners, LLC, Emory Development Partners, LLC and CHP Partners, LP (Filed herewith.)

10.6	Fifth Amendment to Agreement of Sale and Purchase dated July 1, 2013, by and between Jefferson Equity Partners, LLC, Oak Hill Partners, LLC, Knoxville Equity Partners, LLC, Emory Development Partners, LLC and CHP Partners, LP (Filed herewith.)

10.7	Sixth Amendment to Agreement of Sale and Purchase dated July 3, 2013, by and between Jefferson Equity Partners, LLC, Oak Hill Partners, LLC, Knoxville Equity Partners, LLC, Emory Development Partners, LLC and CHP Partners, LP (Filed herewith.)

10.8	Assignment and Assumption of Agreement of Sale and Purchase dated July 10, 2013, by and between CHP Partners, LP, and CHP Knoxville Plaza A MOB Owner, LLC, CHP Knoxville Plaza B MOB Owner, LLC, CHP Central Wing Annex MOB Owner, LLC, CHP Jefferson Commons Condo MOB Owner, LLC (Filed herewith.)

10.9	Non-Solicitation Agreement dated as of July 10, 2013, by and between N.T. Brinkman, Inc. and CHP Partners, LP (Filed herewith.)

10.10	Right of First Offer Agreement dated as of July 10, 2013, by and between N.T. Brinkman, Inc. and CHP Partners, LP (Filed herewith.)

10.11	Property Management Agreement effective July 10, 2013, between Healthcare Equity Partners, LLC and CHP Knoxville Plaza A MOB Owner, LLC (Filed herewith.)

10.12	Credit Agreement dated as of July 10, 2013, among CHP Knoxville Plaza A MOB Owner, LLC, CHP Knoxville Plaza B MOB Owner, LLC, CHP Central Wing Annex MOB Owner, LLC, CHP Jefferson Commons Condo MOB Owner, LLC, and Regions Bank (Filed herewith.)

10.13	Promissory Note ($38,609,025.00) dated as of July 10, 2013, made by each of CHP Knoxville Plaza A MOB Owner, LLC, CHP Knoxville Plaza B MOB Owner, LLC, CHP Central Wing Annex MOB Owner, LLC, and CHP Jefferson Commons Condo MOB Owner, LLC in favor of Regions Bank (Filed herewith.)

10.14	Leasehold Deed of Trust/Deed of Trust and Security Agreement dated as of July 10, 2013, by CHP Knoxville Plaza A MOB Owner, LLC, CHP Knoxville Plaza B MOB Owner, LLC, CHP Central Wing Annex MOB Owner, LLC, and CHP Jefferson Commons Condo MOB Owner, LLC in favor of William L. Rsoenberg, of Davidson County, Tennessee (Trustee), said term referring always to the named Trustee and his/her successors in trust, for the use and benefit of Regions Bank (Filed herewith.)

10.15	Schedule of Omitted Documents (Filed herewith.)

Caution Concerning Forward-Looking Statements

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Some factors that might cause such a difference include, but are not limited to, the following: risks associated with our investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; availability of proceeds from our offering of our shares; our failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance our business activities, including refinancing and interest rate risk and our failure to comply with debt covenants; our ability to identify and close on suitable investments; failure to successfully manage growth or integrate acquired properties and operations; risks related to development projects or acquired property value-add conversions, including construction delays and cost overruns; inability to obtain necessary permits and/or public opposition to these activities; our ability to make necessary improvements to properties on a timely or cost-efficient basis; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting our properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of our accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; material adverse actions or omissions by any joint venture partners, if applicable; increases in operating costs and other expenses; uninsured losses or losses in excess of our insurance coverage; the impact of outstanding and/or potential litigation; risks associated with our tax structuring; failure to qualify and maintain our REIT qualification; and our ability to protect our intellectual property and the value of our brand. Given these uncertainties, we caution you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with our business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, and our registration statement on Form S-11 and the sticker supplements and amendments thereto, copies of which may be obtained from our Web site at http://www.cnlhealthcareproperties.com.

We undertake no obligation to publicly release the results of any revisions to these forward looking-statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 16, 2013		CNL HEALTHCARE PROPERTIES, INC.
a Maryland Corporation

		By:	/s/ Joseph T. Johnson
Joseph T. Johnson
Chief Financial Officer, Senior Vice President and Treasurer